SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported): April 1, 2002


                CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION

               (Exact Name of Registrant as Specified in Charter)


  Delaware                          1-16709                13-4182182
  (State or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)                 File Number)         Identification No.)


85 Broad Street, New York, New York                           10004
(Address of Principal Executive Offices)                    (Zip Code)

      Registrant's telephone number, including area code: (212) 902-1000

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.


Trustee's Report with respect to the April 1, 2002 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1






































                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT AND ASSET REPACKAGING
                                            VEHICLE CORPORATION


Date:  April 2, 2002     By:   /s/ Sarah Leah Whitson
                             ------------------------------------------------
                           Name: Sarah Leah Whitson
                           Title: Vice President & Secretary









EXHIBIT INDEX

Exhibit

99. Trustee's Report in respect to the April 1, 2002 Distribution Date for the Public Credit and Repackaged SecuritiesSM
         (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1
















                                   Exhibit 99

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1, CUSIP: 744393208 (the "Certificates")

Wells Fargo Bank Minnesota, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1, hereby gives notice with respect to the Distribution occurring on April 1, 2002 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

 Principal       Interest                Premium           Total Distribution
 ---------      ---------                -------           ------------------
$0.00           $0.14895833778          $0.00                   $0.14895833778

2.   The applicable interest rate: 7.15%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $26,000,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.83%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $1,017,900.00.

5. The amounts paid by the Trustee to the Swap Counterparty under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $1,017,900.00.

6. The amounts received by the Trustee as payments under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $167,578.13

7. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $28,125,000.00

8. The current ratings of the Certificates and the Securities are "A2" by Moody's Investors and "A-" by Standard & Poor's.

9. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

          Wells Fargo Bank Minnesota, National Association, as Trustee